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                          VAN KAMPEN TAX EXEMPT TRUST,
                            ON BEHALF OF ITS SERIES,
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                     SUPPLEMENT DATED JULY 27, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED MARCH 30, 2004,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 30, 2004

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     Effective August 2, 2004, Van Kampen High Yield Municipal Fund will reopen to new investors for a limited time and a limited amount. All requirements and conditions for the purchase of shares as described in the Fund's prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     HYMSPT 7/04
                                                                     65046SPT-01